                                                                     EXHIBIT 4.6

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

101 California Street, Floor 38
San Francisco, California                                                  94111
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

                  --------------------------------------------

                               ALLTEL CORPORATION
               (Exact name of obligor as specified in its charter)

   DELAWARE                                                           34-0868285
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

One Allied Drive
Little Rock, Arkansas                                                      72202
(Address of principal executive offices)                              (Zip Code)

                                 DEBT SECURITIES
                  $800,000,000 7% Senior Notes due July 1, 2012

--------------------------------------------------------------------------------

Item 1.                                                     General Information.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2. Affiliations with Obligor.

     If the Obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16. List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility.

     Exhibit 1. Articles of Association of the Trustee as Now in Effect (see
                Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 2. Certificate of Authority of the Trustee to Commence Business
                (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers
                (contained in Exhibit 2).

     Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 5. Not Applicable

     Exhibit 6. The consent of the Trustee required by Section 321 (b) of the
                Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8. Not Applicable

     Exhibit 9. Not Applicable

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 19th day of June, 2002.

                                J. P. Morgan Trust Company, National Association


                                    By:  /s/ Elaine D. Renn
                                      -----------------------------------
                                         Elaine D. Renn
                                         Vice President

Exhibit 7.  Report of Condition of the Trustee.
--------------------------------------------------------------------------------

                              Exhibit 7 to Form T-1
                                Bank Call Notice
                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF
                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,
                    at the close of business March 31, 2002, in
         accordance with a call made by the Federal Reserve Bank of this
        District pursuant to the provisions of the Federal Reserve Act.

          Dollar Amounts

                     ASSETS                                              in Millions
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin..............................................      $  22,028
     Interest-bearing balances......................................          9,189

Securities:
Held to maturity securities.........................................            428
Available for sale securities.......................................         56,159
Federal funds sold and securities purchased under

     agreements to resell...........................................
     Federal funds sold in domestic offices.........................           1,901
     Securities purchased under agreements to resell................          69,260

Loans and lease financing receivables:
     Loans and leases held for sale.................................          13,042
     Loans and leases, net of unearned income.......................        $165,950
     Less: Allowance for loan and lease losses......................           3,284
     Loans and leases, net of unearned income and
     allowance......................................................         162,666
Trading Assets .....................................................         152,633
Premises and fixed assets (including capitalized leases)............           5,737
Other real estate owned.............................................              43
Investments in unconsolidated subsidiaries and
     associated companies...........................................             366
Customers' liability to this bank on acceptances
     outstanding....................................................             306

Intangible assets
     Goodwill.......................................................           1,908
     Other Intangible assets........................................           7,218
Other assets........................................................          38,458
TOTAL ASSETS .......................................................        $541,342
                                                                            ========

                                   LIABILITIES

Deposits
     In domestic offices............................................        $151,985
     Noninterest-bearing............................................         $66,567
     Interest-bearing...............................................          85,418
     In foreign offices, Edge and Agreement

     subsidiaries and IBF's.........................................         119,955
     Noninterest-bearing............................................        $  6,741
     Interest-bearing...............................................         113,214

     Federal funds purchased and securities sold under
        agreements to repurchase:
     Federal funds purchased in domestic offices....................          12,983
     Securities sold under agreements to repurchase.................          82,618
Trading liabilities.................................................          94,099
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)......................          10,234
Bank's liability on acceptances executed and outstanding............             311
Subordinated notes and debentures...................................           9,679
Other liabilities...................................................          25,609
TOTAL LIABILITIES...................................................         507,473
Minority Interest in consolidated subsidiaries......................             109

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.......................               0
Common stock........................................................           1,785
Surplus  (exclude all surplus related to preferred stock)...........          16,304
Retained earnings...................................................          16,548
Accumulated other comprehensive income..............................            (877)
Other equity capital components.....................................               0
TOTAL EQUITY CAPITAL................................................          33,760
                                                                            --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL............        $541,342
                                                                            ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

                                                   WILLIAM B. HARRISON, JR. )
                                                   ELLEN V. FUTTER          )
                                                   LAWRENCE A. BOSSIDY      )